                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09751

                      FORTRESS REGISTERED INVESTMENT TRUST
               (Exact name of Registrant as specified in charter)

1251 Avenue Of The Americas, 16th Floor, New York, NY                    10020
      (Address of principal executive offices)                        (Zip code)

  Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 798-6100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FORTRESS REGISTERED INVESTMENT TRUST

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
AUDIT REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 1

CONSOLIDATED FINANCIAL STATEMENTS:

   Consolidated Statement of Assets and Liabilities at December 31, 2004      2

   Consolidated Schedule of Investments at December 31, 2004                  3

   Notes to Consolidated Schedule of Investments                              5

   Consolidated Statement of Operations for the Year Ended
      December 31, 2004 and Consolidated Financial Highlights
      for the Years Ended December 31, 2004, 2003, 2002, 2001 and 2000        6

   Consolidated Statement of Cash Flows for the Year
      Ended December 31, 2004                                                 7

   Consolidated Statements of Changes in Net Assets
      for the Years Ended December 31, 2004 and 2003                          8

   Notes to Consolidated Financial Statements                                 9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Fortress Registered Investment Trust

We have audited the accompanying statement of assets and liabilities of Fortress Registered Investment Trust (the "Company"), including the schedule of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian and confirmation of other securities owned as of December 31, 2004 not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fortress Registered Investment Trust at December 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2, the Company changed its method of accounting for its wholly owned operating subsidiary.

                                                        /s/ Ernst & Young LLP


February 28, 2005
New York, NY

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
(dollar amounts in thousands)

                                                               December 31, 2004
                                                               -----------------
ASSETS

   Investments in controlled affiliates,
      at fair value (cost $288,613)                                $ 813,491
   Cash and cash equivalents                                         155,536
   Due from affiliates                                                 4,704
   Other assets                                                          587
                                                                   ---------
                                                                     974,318
                                                                   ---------
LIABILITIES
   Accounts payable and other liabilities                              9,897
   Preferred equity (mandatorily redeemable)                              51
                                                                   ---------
                                                                       9,948
                                                                   ---------
Commitments and contingencies                                             --

NET ASSETS (1,000,000 shares issued and outstanding)               $ 964,370
                                                                   =========
NET ASSETS CONSIST OF:
   Capital paid in                                                 $ 974,134
   Capital distributed                                              (534,642)
   Undistributed net investment income                                    --
   Undistributed net realized capital gains                               --
   Accumulated net unrealized gain                                   524,878
                                                                   ---------
                                                                   $ 964,370
                                                                   =========

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

                                                                                           NUMBER OF    DIVIDENDS,
                                                                                            SHARES,    INTEREST AND
                              % OF                                                         PRINCIPAL/    REALIZED
                           CONTROLLED                                                       NOTIONAL     GAINS AND
                           AFFILIATE  COST(C)(D)  NAME OF ISSUE OR NATURE OF INDEBTEDNESS    AMOUNT       LOSSES    FAIR VALUE
CONTROLLED AFFILIATE (A)     OWNED      (000S)        HELD BY CONTROLLED AFFILIATE           (000S)       (000S)      (000S)
------------------------   ---------- ---------- ---------------------------------------- -----------  ------------ ----------
FRIT Capital Trading LLC      100%      $ 2,650  U.S. Government treasury securities;     $ 1,249,994    $     --   $1,249,994
                                                 2.25%; sold January 2005

                                                 Repurchase agreement with Bear, Stearns  $(1,247,573)         --   (1,247,573)
                                                 & Co. Inc.; 2.50%; repaid January 2005

Fortress Brookdale             51%       33,718  Brookdale Living Communities Inc., an              1          --       62,476
   Acquisition LLC                               owner and operator of senior independent
                                                 living facilities; common stock

FRIT Palazzo Due LLC          100%        6,099  Palazzo Finance Due S.p.A. Class D Asset E    18,080        (133)      18,954
                                                 Backed Variable Return Notes; due 2032

FRIT Ital SL                  100%       15,541  Italfondiario SpA, an Italian holding         11,000      (3,312)      26,837
                                                 company, common stock
                                                 Foreign Currency Hedges (e)                       (e)     (1,265)        (321)

Portland Acquisition I LLC    100%       16,473  168,000 square foot building in                   --          --       13,867
                                                 Portland, OR

Fortress UK Acquisition       100%       80,007  Mapeley Limited, a British real estate             1          --      152,034
   Company ("FUKA")                              operating company, common stock

                                                 Loan to Mapeley UK Co.; LIBOR +2.00%;    L     1,063          75        2,150
                                                 due March 2006

                                                 Loan to Mapeley UK Co.; LIBOR +2.00%;    L       425          30          859
                                                 due March 2005

                                                 Royal Bank of Scotland swaps related to           --       4,780           --
                                                 Palazzo Due

                                                 Restricted cash                          $     7,161         118        7,161

                                                 Foreign Currency Hedges (e)                       (e)     (6,235)      (3,626)

Ital SP Acquisition GP        100%        4,641  Undivided net interest in approximately  E 1,213,100          --        4,624
  LLC, SPGP LLC, FRIT                            7,000 Italian defaulted secured loans on
                                                 real estate, subject to seller financing
Ital SP Acquisition LP and                       from San Paolo IMI in the amount of
FRIT SP LP                                       E 27.8 million, bearing interest at
                                                 Euribor plus 1.10% and due June 2006

NCS I LLC                      42%        3,311  NCS Holding Company, a speciality                  1       3,848        6,011
                                                 finance company and loan servicer,
                                                 common

                                                 AMRESCO real estate related                       --          --           89
                                                 assets

FRIT PINN LLC                 100%           --  Global Signal Inc. (formerly known as         19,662     147,551      541,499
                                                 Pinnacle Holdings Inc.), a provider of
                                                 telecommunication rental space, common
                                                 stock

                                                 Warrants to purchase common shares of            644          --        7,631
                                                 Global Signal Inc. at $18 per share;
                                                 expire June 2014

                                                 Margin loan with Bank of America; LIBOR  $  (160,000)       (413)    (157,125)
                                                 + 3.50%; due June 2006

                                                 Pinnacle Holdings Inc. Discounted        $        --          33           --
                                                 Secured Notes; LIBOR + 4.50%; repaid

                                                 February LIBOR interest rate cap at      $   160,000          --        1,140
                                                 3.00%; matures June 2006

Continued on Page 4

See notes to consolidated schedule of investments and consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                                                             DIVIDENDS,
                                                                                                NUMBER OF     INTEREST
                                                                                                  SHARES,       AND
                              % OF                                                              PRINCIPAL/    REALIZED
                           CONTROLLED                                                            NOTIONAL    GAINS AND       FAIR
                            AFFILIATE   COST (C)(D)   NAME OF ISSUE OR NATURE OF INDEBTEDNESS     AMOUNT       LOSSES       VALUE
CONTROLLED AFFILIATE (A)      OWNED        (000S)           HELD BY CONTROLLED AFFILIATE          (000S)       (000S)       (000S)
------------------------   ----------   -----------   ---------------------------------------   ----------   ----------   ---------
Ital Investment Holdings      100%         105,817    100% net economic interest in Palazzo            --           --      111,519
   II LLC and Ital Tre                                Finance Quattro Limited, an owner of
   Investors LP                                       nonperforming Italian secured loans on
                                                      real estate, subject to a E 260
                                                      million loan from Morgan Stanley,
                                                      bearing interest at Euribor plus 1.50%
                                                      and due

                                                      Restricted cash                            $  2,041           --        2,041

                                                      Foreign Currency Hedges (e)                      (e)     (12,646)      (7,106)

FRIT BPC Acquisition LLC      100%          20,356    AH Battery Park Owner LLC, owner of an     $ 48,159        2,095       39,636
                                                      assisted living facility, term loan;
                                                      LIBOR + 2.70%; due December 2005

                                                      AH Battery Park Owner LLC discounted,      $  8,520           --        1,000
                                                      non-performing 19.50% mezzanine loan;
                                                      due December 2005

                                                      GE Capital repo financing; LIBOR+3.75%     $(20,275)      (1,402)     (20,280)
                                                      (floor 5.00%); due December 2005

                                                      Grand Court - Adrian Assoc. discounted
                                                      non-performing loan; repaid January
FRIT GC-GM Acquisiton         100%              --    2004                                       $     --          235           --
   LLC (f)
                                                      Grand Court - Albuquerque Assoc.
                                                      discounted non-performing loan; repaid
                                                      January 2004                               $     --        1,923           --

                                                      Brookstead Assoc. discounted
                                                      non-performing loan; repaid March 2004     $     --          176           --

                                                      Flamingo Vista Assoc. Limited
                                                      Partnership discounted non-performing
                                                      loan; repaid January 2004                  $     --          752           --

N/A - direct investment
   of FRIT (f)                                  --    BLC-GFB LLC, a portfolio of assisted       $     --        1,092           --
                                                      living facilities, 15.00% participating
                                                      loan; repaid May 2004
                                          --------                                                            --------     --------
Total Investments (b)                     $288,613                                                            $137,302     $813,491
                                          ========                                                            ========     ========

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

(a) An affiliated company is a company in which Fortress Registered Investment Trust ("FRIT") has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. With the exception of short term investments, FRIT's controlled affiliates invest principally in real estate related debt and equity securities.

(b) The United States Federal income tax basis of FRIT's investments at the end of the period was approximately $454.4 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $359.1 million (gross unrealized appreciation of $493.8 million and gross unrealized depreciation of $134.7 million).

(c)  Net of returns of capital.

(d)  Purchases/fundings occurred throughout the period.

(e) The foreign currency hedges held by FRIT on behalf of its investments are comprised of the following:

FORWARD CONTRACTS

Notional                            Fair
Amount                 Maturity    Value
(000's)    Currency      Date     ($000s)
--------   --------   ---------   -------
FRIT Ital SL
                                  -------
11,000        EUR     3/31/2005   $  (321)
                                  =======
Fortress UK Acquisition Company

26,000        GBP      1/4/2005   $(3,179)
14,000        GBP     3/31/2005      (447)
                                  -------
                                  $(3,626)
                                  =======
Ital Investment Holdings II LLC

55,366        EUR      1/4/2005   $(3,865)
54,366        EUR     3/31/2005    (3,241)
                                  -------
                                  $(7,106)
                                  =======

(f) FRIT continues to maintain an investment in its controlled affiliates; however, the investment held by the controlled affiliate has been settled.

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED STATEMENT OF OPERATIONS AND FINANCIAL HIGHLIGHTS
(dollar amounts in thousands)

                                                              Year Ended
                                                          December 31, 2004
                                                          -----------------
Income
   Dividends from controlled affiliates                       $ 30,608
   Interest income from controlled affiliates                    1,908
   Other income from controlled affiliates                       1,992
   Other income                                                    468
                                                              --------
                                                                34,976
                                                              --------
Expenses
   Interest expense                                                803
   Compensation and benefits                                     4,134
   General and administrative expense                            3,175
                                                              --------
                                                                 8,112
                                                              --------
Net investment income                                           26,864
Net realized gain from controlled affiliate investments        124,932
Net unrealized gain on controlled affiliate investments        446,125
Net realized (loss) from foreign exchange hedges               (20,146)
Net gain on investments                                        550,911
                                                              --------
Net increase in net assets resulting from operations          $577,775
                                                              ========

FINANCIAL HIGHLIGHTS

                                                                             Year Ended December 31,
                                                               --------------------------------------------------
                                                                 2004       2003      2002       2001       2000
                                                               --------   -------   --------   --------   -------
Disclosure of certain ratios:
   Ratio of total expenses to average net assets                    1.0%      1.5%       2.0%       3.3%      8.6%
   Ratio of net investment income (loss) to average net
      assets                                                        3.3%      5.2%       7.4%      11.7%     (2.5)%
   Portfolio turnover rate***                                       8.4%     20.2%      41.3%      36.4%      2.3%
   IRR since inception                                             27.8%     14.5%      18.6%      22.6%     11.4%
   Total return                                                    76.8%      4.7%      14.6%      22.8%      5.3%

Per share information:
   Net assets, beginning of period                             $ 667.63   $698.69   $ 611.16   $ 432.08   $  0.00
   Net investment income (loss) **                                26.86     34.28      46.94      71.19     (4.04)
   Net realized gain from controlled affiliate investments**     124.93      2.41      29.90      18.64      0.00
   Net unrealized gain (loss) on controlled affiliate
      investments**                                              446.13     (4.67)      5.90      51.62     25.22
   Net realized (loss) from foreign exchange hedges**            (20.15)     0.00       0.00       0.00      0.00
                                                               --------   -------   --------   --------   -------
   Net increase in net assets resulting from operations**        577.77     32.02      82.74     141.45     21.18
   Contributions                                                  99.79      0.00     276.36     187.53    410.90
   Distributions (includes tax return of capital
      distributions of $252.03, $0.00, $222.81, $62.60
      and $0.00, respectively)                                  (380.82)   (63.08)   (271.57)   (149.90)     0.00
                                                               --------   -------   --------   --------   -------
   Net assets, end of period                                   $ 964.37   $667.63   $ 698.69   $ 611.16   $432.08
                                                               ========   =======   ========   ========   =======

** Based on the weighted average number of shares outstanding during the period of 1,000,000.

*** Rate is computed based on the lesser of purchases and sales (contributions and distributions) of controlled affiliates.

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED STATEMENT OF CASH FLOWS
(dollar amounts in thousands)

                                                                       Year Ended
                                                                   December 31, 2004
                                                                   -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                   $ 577,775
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
      Net realized gain from controlled affiliate investments           (124,932)
      Net realized loss from foreign exchange hedges                      20,146
      Net unrealized gain on controlled affiliate investments           (446,125)
      Investments in controlled affiliates                               (68,914)
      Distributions from controlled affiliates                           503,696
      Change in:
         Dividends receivable from controlled affiliates                   4,552
         Due from affiliates and other assets                              3,093
         Accounts payable and other liabilities                            2,343
                                                                       ---------

Net cash provided by operating activities                                471,634
                                                                       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Draws on credit facility                                                8,000
   Repayments of credit facility                                         (45,239)
   Capital contributions                                                  99,786
   Capital distributions                                                (380,817)
                                                                       ---------

Net cash used in financing activities                                   (318,270)
                                                                       ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                153,364

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             2,172
                                                                       ---------

CASH AND CASH EQUIVALENTS, END OF PERIOD                               $ 155,536
                                                                       =========

CASH PAID DURING THE PERIOD FOR INTEREST EXPENSE                       $     813
                                                                       =========

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)

                                                                                     Year Ended          Year Ended
                                                                                 December 31, 2004   December 31, 2003
                                                                                 -----------------   -----------------
Increase (decrease) in net assets resulting from operations
   Net investment income                                                             $  26,864           $ 34,278
   Net realized and unrealized gain (loss) on controlled affiliate investments         550,911             (2,254)
                                                                                     ---------           --------

Net increase in net assets resulting from operations                                   577,775             32,024

Capital contributions                                                                   99,786                 --
Capital distributions                                                                 (249,167)           (26,394)
Distributions from net investment income                                               (26,864)           (34,278)
Distributions of realized gains                                                       (104,786)            (2,412)
                                                                                     ---------           --------

Net increase (decrease) in net assets                                                  296,744            (31,060)

Net assets, beginning of period                                                        667,626            698,686
                                                                                     ---------           --------

Net assets, end of period                                                            $ 964,370           $667,626
                                                                                     =========           ========

Undistributed net investment income                                                  $      --           $     --
                                                                                     =========           ========

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

1.   ORGANIZATION

     Fortress Registered Investment Trust (together with its subsidiaries, "FRIT") was formed on November 23, 1999 as a Delaware business trust and operates as a closed-end, non-diversified management registered investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). FRIT principally invests in real estate-related debt and equity securities. The sole substantive investor in FRIT is Fortress Investment Fund LLC ("Fund I").

     FUND I

     The managing member of Fund I is Fortress Fund MM LLC (the "Fund I Managing Member"), which is approximately 98% owned, through subsidiaries, by Newcastle Investment Holdings LLC ("Holdings"), and approximately 2% owned by Fortress Investment Group LLC (the "Manager") and its affiliates. Holdings and its affiliates, including the Fund I Managing Member, have committed to contribute an aggregate of $100 million, or approximately 11.5% of Fund I's total committed capital, to Fund I; in the aggregate, Holdings and 21 unaffiliated investors (collectively, the "Investors") have committed approximately $872.8 million (the "Capital Commitment") to Fund
     I. The Capital Commitment was available for all Fund I business, including new investments, over the three years ended April 28, 2003. Subsequent to that date, the Capital Commitment may not be drawn to fund new investments, but is available to maintain the ongoing business of Fund I.

     The Fund I Managing Member is entitled to an incentive return (the "Incentive Return") generally equal to 20% of Fund I's returns, as defined, subject to: 1) a 10% cumulative preferred return payable to the Investors and 2) a clawback provision which requires amounts previously distributed as Incentive Return to be returned to Fund I if, upon liquidation of Fund I, the amounts ultimately distributed to each Investor do not meet a 10% cumulative preferred return to the Investors. Fund I is managed by the Manager pursuant to the Managing Member's operating agreement and a management agreement between the Manager and the Fund I Managing Member. In accordance with those agreements, (a) the Manager is entitled to 100% of the management fee payable by Fund I, as further described in Note 3, (b) the Manager is entitled to 50% of the Incentive Return payable by Fund I,
     (c) Holdings is entitled to 50% of the Incentive Return payable by Fund I and (d) Holdings is entitled to receive 100% of the investment income or loss attributable to the capital invested in Fund I by the Fund I Managing Member. The Manager of Fund I also manages Holdings.

     During the year ended December 31, 2004, Fund I issued membership interests (in connection with capital calls) to 21 unaffiliated Investors and to Holdings for net proceeds of $105.4 million. Holdings invested a total of approximately $10.9 million in Fund I related to these issuances. Fund I subsequently invested substantially all of these amounts in FRIT, net of management and administrative fees paid to the Manager (Note 3). During the same period, FRIT distributed $380.8 million to Fund I, which was subsequently distributed to the Investors by Fund I. This included $55.5 million distributed to Holdings and its affiliates, of which $14.7 million represented Incentive Return. As of December 31, 2004, Fund I had drawn, net of recallable capital distributions, $847.1 million (or 97.1%) of its committed capital.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF ACCOUNTING - The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). As a RIC, FRIT reports its investments at fair value, including its investments in subsidiaries. As a RIC, FRIT does not consolidate its majority-owned and controlled investments, except to the extent that such companies operate as investment companies or act as operating subsidiaries. None of FRIT's investments operated as investment companies during the period. In 2004, FRIT changed its method of accounting to consolidate its operating subsidiary, Fortress Capital Finance LLC ("FCF"). This change had no impact on the net assets, net results of operations, or changes in net assets for the period. However, it increased the reported amount of revenues and expenses, and assets and liabilities. All significant intercompany transactions and balances have been eliminated.

     Certain prior year amounts have been reclassified to conform to the current year's presentation. Certain financial highlights have been recalculated to conform to the current year's presentation.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES - In the normal course of business, FRIT may encounter two significant types of economic risk: credit risk and market risk. Credit risk is the risk of default on FRIT's investments in loans, securities or derivatives, as applicable, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by FRIT. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks. FRIT also invests in the securities of companies located outside of the United States. FRIT's international operations are subject to the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with foreign laws. Additionally, FRIT is subject to significant tax risks. If FRIT were to fail to qualify as a Regulated Investment Company in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate tax rates, which could be material.

     VALUATION OF ASSETS AND LIABILITIES - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

     except for short positions and call options written, if any, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which approximates fair value.

     Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined in accordance with FRIT's valuation policies as approved by FRIT's board of trustees. Such policies include, among other methods, the utilization of discounted cash flow analyses.

     Investments in entities whose functional currency is other than the U.S. dollar are valued based on the spot rate of their respective currency at the end of the respective reporting period. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. FRIT does not isolate that portion of the results of operations resulting from changes in foreign currency rates on investments from the fluctuations arising from changes in the fair value of the issue or indebtedness held. FRIT may utilize foreign currency exchange contracts for the purpose of hedging, in part, the risk of changes in foreign currency exchange rates with respect to its investments. Such contracts have been presented together with the underlying hedged assets in the accompanying schedule of investments.

     Due to the inherent uncertainty of valuations of investments without a public market, which constitute substantially all of FRIT's investments, the estimates of value may differ from the values that are ultimately realized by FRIT, and the differences could be material. All other assets and liabilities are stated at cost, which approximates fair value.

     FEDERAL INCOME TAXES - No income taxes have been provided for in these consolidated financial statements as FRIT's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its members.

     DISTRIBUTIONS TO MEMBERS - Distributions to members are recorded when paid. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

     During the year ended December 31, 2004, FRIT declared and paid distributions of $380.8 million to Fund I, all of which was, in turn, distributed to the Investors. Approximately $14.7 million of such distributions, representing a portion of FRIT's taxable capital gains, was distributed as Incentive Return by Fund I.

     The tax character of these distributions is estimated as follows (in thousands):

     Long-term capital gain   $139,546
     Return of capital         241,271
                              --------
                              $380,817
                              ========

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

     The difference between book basis net investment income, plus net realized gains from controlled affiliates, and the distributions made is primarily due to (i) tax basis capital gains recognized from loan settlements not recognized under GAAP, (ii) non-taxable distributions by controlled affiliates of FRIT and (iii) tax basis disallowed ordinary losses.

     SECURITY TRANSACTIONS AND REVENUE RECOGNITION - FRIT records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, or in the absence of a formal declaration, on the date it is received. Interest income is recognized as earned on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on investments are amortized over the life of the respective investment using the effective interest method.

     FRIT does not accrue interest on loans that are past due more than 90 days, or sooner when the probability of collection of interest is deemed insufficient to warrant further accrual. Upon such a determination, these loans are considered to be non-performing.

     CASH AND CASH EQUIVALENTS - FRIT considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Substantially all of FRIT's amounts on deposit with major financial institutions exceed insured limits.

3.   MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

     FUND I

     The Manager is paid annual fees by Fund I in exchange for advising Fund I on various aspects of its business, formulating Fund I's investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing Fund I's day-to-day operations. In addition, the Manager is reimbursed for various expenses incurred by the Manager on Fund I's behalf, including the costs of legal, accounting and other administrative activities.

     The management fee is calculated at an annual rate of 1.0% of Fund I's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined). The Capital Commitment period ended April 28, 2003. Furthermore, the Manager is paid an annual administrative fee on a graduated scale up to 0.5% of Fund I's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment. Holdings and its affiliates are not charged management or administrative fees for their investment in Fund I.

     During the year ended December 31, 2004, the Manager earned $5.6 million of management and administrative fees.

     The Incentive Return, as described in Note 1, is payable on a Portfolio Investment (as defined) basis, as realized. Accordingly, an Incentive Return may be paid to the Fund I Managing Member in connection with a particular Fund I investment if and when such investment generates proceeds to Fund I in excess of the capital called with respect to such investment,

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

     plus a 10% cumulative preferred return thereon. If upon liquidation of Fund I the aggregate amount paid to the Fund I Managing Member as Incentive Return exceeds the amount actually due to the Fund I Managing Member (that is, amounts that should instead have been paid to Investors) after taking into account the aggregate return to Investors, the excess is required to be returned by the Fund I Managing Member (that is "clawed back") to Fund
     I. From inception through December 31, 2004, $35.8 million of Incentive Return has been distributed, all of which is subject to clawback.

     FRIT

     Certain employees and affiliates of FRIT, Fund I and the Manager own $0.1 million of mandatorily redeemable preferred equity in FRIT which is entitled to preferred dividends at an annual rate of 10% with a liquidation preference of $0.1 million.

     In 2001, an employee co-investment program was adopted whereby certain employees of the Manager and of FRIT's operating subsidiary have the opportunity to invest in Fund I by purchasing part of Holdings' investment. The purpose of the program is to align the interests of FCF's employees and the employees of the Manager with those of Fund I's Investors, including Holdings, and to enable the Manager and FCF to retain such employees and provide them with appropriate incentives and rewards for their performance. These employees are integral to the success of FRIT, Fund I and Holdings. Holdings has set aside $10.0 million of its commitment to Fund I for this program, of which $6.9 million has been allocated, and finances approximately 80% of the employee investments via non-recourse loans through a subsidiary, which are secured by such employees' interest in Fund
     I. The Manager will pay up to $0.1 million of the purchase price of these commitments on behalf of employees.

     FCF earns management fees from certain controlled affiliates in exchange for managing various aspects of their operations. These fees are recorded in Other Income from Controlled Affiliates.

     FRIT is party to an agreement (the "Expense Allocation Agreement") between FRIT and other investment vehicles managed by the Manager (the "Managed Funds") whereby the operating expenses of the Managed Funds' operating subsidiaries are allocated based on the relative ratios of each of the Managed Funds' Invested Capital or Capital Commitments, as defined. Included in Due From Affiliates is $2.7 million receivable from the operating subsidiaries of the other Managed Funds as a result of this allocation.

     The balance of Due From Affiliates, in addition to the amount described above, is comprised of management fee income due from FRIT Ital SL.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004

4.   COMMITMENTS AND CONTINGENCIES

     FINANCING ARRANGEMENT. FRIT and FCF had a $125 million revolving credit agreement (the "Credit Agreement") with an unrelated third party, secured by the Capital Commitment. The Credit Agreement was fully repaid in August 2004 and bore interest at LIBOR + 3.75%. During the year ended December 31, 2004, the average balance outstanding was approximately $16.9 million or $16.93 per share and the average interest rate paid was approximately 4.38%. The Credit Agreement has expired.

     COMMITMENTS TO INVESTEES. FRIT has committed GBP 12.3 million ($23.6 million) to FUKA, a subsidiary of FRIT, related to potential future capital needs of a portfolio of approximately 1,300 properties net leased to a single credit tenant in the UK.

     GUARANTEES OF SUBSIDIARIES' OBLIGATIONS. SPV IEFFE SpA (See Ital SP Acquisition GP LLC on FRIT's Schedule of Investments) acquired a portfolio of distressed loans from SanPaolo Imi SpA in part with financing provided by the seller. FRIT has guaranteed that SPV IEFFE SpA will make the scheduled principal and interest payments under the terms of the seller financing through June 2006. The outstanding amount of the seller financing was approximately $37.7 million (EUR 27.8 million) at December 31, 2004.

     FUKA is a party to swap transactions relating to FRIT's investment in FRIT Palazzo Due LLC. FRIT has guaranteed, with no limit through 2032, FUKA's obligations, if any, to pay under the terms of the swap agreements. The swaps settle semi-annually, with the first settlement occurring August 23, 2001.

     FRIT PINN LLC has entered into a loan agreement with Bank of America wherein it has pledged its shares of Global Signal Inc. as collateral for a $160 million loan. In connection with this loan agreement, FRIT has provided Bank of America with a conditional guarantee which can be invoked under limited circumstances related to FRIT's organization as a registered investment company and various regulatory matters. FRIT continues to be in compliance with these guarantee conditions and, further, expects the risk of loss stemming from a failure to comply with such guarantee conditions to be remote. Utilizing the methodology in FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others," our estimate of the value of such guarantee at December 31, 2004 is de minimis, and therefore an accrual has not been made in the financial statements.

FORTRESS REGISTERED INVESTMENT TRUST
Supplemental Information (Unaudited)
I. Trustees and Officers

                                                                                                                        No. of
                                                                                                                      Portfolios
                                                                                                                       in Fund
                                                                                                                     Complex for
Name (age)                                                                                                              which
Position (held since)                                                                                                  Trustee
Address (see Footnote 3)       Principal Occupation During Past 5 yrs              Other Directorships                 Serves
------------------------      ---------------------------------------              -------------------               -----------
INDEPENDENT TRUSTEES (1)
MARK A. BARNARD (56)       -    MANAGING DIRECTOR OF PRIVATE             -    MONTGOMERY COUNTY PUBLIC EMPLOYEES          2
                                INVESTMENTS AT HOWARD HUGHES MEDICAL          RETIREMENT SYSTEM
TRUSTEE (FEBRUARY 2002)         INSTITUTE (1995 - PRESENT)

JOHN C. DETERDING (73)     -    INVESTMENT CONSULTANT AT DETERDING       -    STRATEGIC HOTEL CAPITAL                     2
                                ASSOCIATES (JUNE 1993 - PRESENT)
TRUSTEE (DECEMBER 1999)

ROBERT H. GIDEL (53)       -    MANAGING PARTNER OF LIBERTY PARTNERS,    -    AMERICAN INDUSTRIAL PROPERTIES              3
                                LP (1997 - PRESENT)                      -    DEVELOPERS DIVERSIFIED REALTY
                                                                         -    US RESTAURANT PROPERTIES
TRUSTEE (DECEMBER 1999)    -    CHIEF EXECUTIVE OFFICER OF MERIDIAN      -    GLOBAL SIGNAL INC.
                                POINT REALTY TRUST VIII CO. (APRIL
                                1997 JUNE 1998)

DENNIS PORTERFIELD (68)    -    EXECUTIVE VICE PRESIDENT AND SENIOR      -    HACKENSACK UNIVERSITY MEDICAL CENTER        3
                                INVESTMENT OFFICER OF SUMMIT BANCORP.
TRUSTEE (DECEMBER 1999)         (JULY 1994 - JULY 1999)

JOHN C. SITES, JR. (52)    -    GENERAL PARTNER OF DAYSTAR SPECIAL       -    COVENANT HOUSE                              2
                                SITUATIONS FUND, L.P. AND ROCK CREEK     -    CRISIS MAGAZINE
TRUSTEE (DECEMBER 1999)         PARTNERS II, LTD. (NOVEMBER 1995-        -    THE WALKER COMPANIES
                                PRESENT)

                           -    SENIOR MANAGING DIRECTOR, EXECUTIVE
                                VICE PRESIDENT AND BOARD MEMBER OF
                                BEAR STEARNS & COMPANY (1981-JUNE
                                1995)

INTERESTED TRUSTEES (1)
WESLEY R. EDENS (43)       -    PRINCIPAL OF FORTRESS INVESTMENT GROUP   -    ALTERRA HEALTHCARE CORP.                    4
                                LLC (MAY 1998 TO PRESENT)                -    BROOKDALE LIVING COMMUNITIES INC.
CHAIRMAN OF THE BOARD OF   -    MANAGING DIRECTOR OF UBS SECURITIES      -    EUROCASTLE INVESTMENT LIMITED
TRUSTEES (NOVEMBER 1999)        LLC (MAY 1997 - MAY 1998)                -    GLOBAL SIGNAL INC.
                                                                         -    GREEN TREE INC.
                                                                         -    ITALFONDIARIO S.P.A.
                                                                         -    MAPELEY LTD.
                                                                         -    NEWCASTLE INVESTMENT CORP.

CARMEN J. GIGLIOTTI, CFA,  -    MANAGING DIRECTOR OF PRIVATE MARKETS     -    ABRY BROADCAST PARTNERS II, III,            2
CPA (49)                        AT DUPONT CAPITAL MANAGEMENT(1992             AND IV
                                PRESENT)                                 -    SOROS REAL ESTATE INVESTORS
TRUSTEE (DECEMBER 1999)

MARCIA HAYDEL (42)         -    PORTFOLIO MANAGER OF THE GLOBAL          -    APOLLO INVESTMENT FUND                      2
                                PRIVATE MARKETS GROUP AT GENERAL         -    CLAYTON, DUBILIER & RICE
                                MOTORS ASSET MANAGEMENT (1999 - PRESENT) -    DLJ MERCHANT BANKING PARTNERS
TRUSTEE (AUGUST 2000)      -    VICE PRESIDENT OF FIXED INCOME AT        -    DOMAIN PARTNERS
                                ALLIANCE CAPITAL MANAGEMENT              -    DOUGHTY HANSON FUND
                                (1998-1999)                              -    WILLIS STEIN PARTNERS
                           -    DIRECTOR OF INVESTMENTS AT METLIFE       -    FALCON MEZZANINE PARTNERS
                                INVESTMENTS LTD. (1995-1998)             -    PREMIRA EUROPE II
                                                                         -    PREMIRA EUROPE III
                                                                         -    BC PARTNERS
                                                                         -    CHARTERHOUSE CAPITAL PARTNERS

GARY R. HOLT (43)          -    INVESTMENT OFFICER AND PORTFOLIO              --                                          2
                                MANAGER FOR WASHINGTON STATE
                                INVESTMENT BOARD (2000 - PRESENT)
TRUSTEE (NOVEMBER 2002)    -    MONEY MANAGER, FRANK RUSSELL COMPANY
                                (1995 - 2000)

OFFICERS (2)
WESLEY R. EDENS (43)       -    PRINCIPAL OF FORTRESS INVESTMENT GROUP   -    OFFICER OF 3 OTHER INVESTMENT              --
                                LLC (MAY 1998 TO PRESENT)                     COMPANIES ADVISED BY THE ADVISOR
CHIEF EXECUTIVE OFFICER
(NOVEMBER 1999)

RANDAL A. NARDONE (49)     -    PRINCIPAL OF FORTRESS INVESTMENT GROUP   -    OFFICER OF 3 OTHER INVESTMENT              --
                                LLC (MAY 1998 TO PRESENT)                     COMPANIES ADVISED BY THE ADVISOR
VICE PRESIDENT, CHIEF
OPERATING OFFICER AND
SECRETARY
(NOVEMBER 1999)

JEFFREY R.ROSENTHAL (54)   -    CHIEF FINANCIAL OFFICER AND TREASURER    -    OFFICER OF 3 OTHER INVESTMENT              --
                                OF FIG ADVISORS LLC (JULY 2002 TO             COMPANIES ADVISED BY THE ADVISOR
                                PRESENT)
CHIEF FINANCIAL OFFICER    -    EXECUTIVE VICE PRESIDENT AND CHIEF
AND TREASURER(JULY 2000)        OPERATING OFFICER OF STARWOOD CAPITAL
                                GROUP (APRIL 1997 TO JUNE 2002)

ROBERT I. KAUFFMAN (41)    -    PRINCIPAL OF FORTRESS INVESTMENT GROUP   -    OFFICER OF 3 OTHER INVESTMENT              --
                                LLC (MAY 1998 TO PRESENT)                     COMPANIES ADVISED BY THE ADVISOR
PRESIDENT(NOVEMBER 1999)

LILLY H. DONOHUE (33)      -    MANAGING DIRECTOR OF FORTRESS            -    OFFICER OF 3 OTHER INVESTMENT              --
                                INVESTMENT GROUP LLC (MAY 1998 TO             COMPANIES ADVISED BY THE ADVISOR
                                PRESENT)
VICE PRESIDENT AND
ASSISTANT SECRETARY
(NOVEMBER 1999)

     (1) Each Trustee serves an indefinite term until his or her resignation, death or removal.

     (2) Officers are elected to annual terms by the Trustees; the date of the last election was February 28, 2005.

     (3) The address for each Trustee and Officer is c/o Fortress, 1251 Avenue of the Americas, 16th Floor, New York, NY 10020.

Aggregate remuneration paid by the company during the year to all trustees equals $63,375.

The Statement of Additional Information includes additional information about trustees and is available upon request without charge by calling collect (212) 798-6100.

II. Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 798-6100, and (ii) on the SEC's website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge by calling collect (212) 798-6100 and (ii) on the SEC's website at http://www.sec.gov.

III. Portfolio Holdings

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following table depicts the portfolio holdings of the registrant as of December 31, 2004, by industry based on the net asset value of each investment:

Telecommunications                48.3%
Real Property and Real Property
   Companies                      21.2%
Nonperforming Mortgage Loans      13.7%
Senior Living                     10.2%
Loan Servicing                     4.0%
Mortgage Loans                     2.3%
Government Securities              0.3%

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable.

(c) During the period covered by the report, the Code of Ethics was amended to comply with the new code of ethics requirements under Rule 38a-1 promulgated under the Investment Company Act of 1940.

(d) During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that Mr. Dennis Porterfield is the audit committee financial expert and is "independent" pursuant to the general instructions of Form N-CSR Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $432,000 for fiscal year 2003 and $295,000 for fiscal year 2004.

(b) Audit-Related Fees. Not applicable.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years by the principal accountant for tax services were $302,894 for fiscal year 2003 and $243,562 for fiscal year 2004.

(d) All Other Fees. Not applicable.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided to the Registrant's investment advisor and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)(2) All of the services described in each of paragraphs (b) through (d) of
Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) There were no non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that directly impacted the Trust for fiscal year 2003 and for fiscal year 2004.

(h) The Registrant's audit committee of the board of trustees has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence because no such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the audited financial statements.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FIG Advisors, LLC. The Proxy Voting Policies and Procedures of the Advisor (the "Proxy Voting Policies") are as follows:

                          FORTRESS INVESTMENT GROUP LLC
                       PROXY VOTING POLICY AND PROCEDURES

This policy has been adopted by Fortress Investment Group LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Fortress Investment Group LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940, as amended (collectively "Fortress"). In connection with these investment advisory services, Fortress exercises voting responsibilities for its clients through its corporate proxy voting process.

Each of Fortress Registered Investment Trust, Fortress Investment Trust II LLC, Fortress Brookdale Investment Fund LLC and Fortress Pinnacle Investment Fund LLC have delegated to Fortress the authority to vote proxies relating to its portfolio securities in accordance with this policy.

This policy is intended by Fortress (i) to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940, as amended.

                                      INDEX

                                                                            PAGE
                                                                            ----
Definitions..............................................................    3

Objective................................................................    4

Resolutions of Conflicts of Interest.....................................    4

Proxy Voting Coordinator.................................................    5

Assembling Voting Information............................................    6

Portfolio Managers.......................................................    6

Accumulating Voting Results..............................................    6

Communicating Votes......................................................    7

Record of Voting Delegation..............................................    7

Annual review of Policy Function.........................................    7

Disclosure and Comments on Voting........................................    8

Joining Insurgent or Voting Committees...................................    8

Social Issues............................................................    8

Recordkeeping ...........................................................    8

DEFINITIONS

"Client" means any person with whom Fortress has a contract to perform discretionary investment management services and for whom Fortress is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client's account.

"Compliance Officer" means the Director of Compliance, Fortress Investment Group LLC.

"Conflict of Interest" means, as to any Client, any conflict between a pecuniary interest of Fortress or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Fortress to the Client.

"Fortress" means Fortress Investment Group LLC and each of its affiliates that is subject to registration under the Investment Advisers Act of 1940, as amended, or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

"Proxy Voting Coordinator" means the individual appointed from time to time by the Investment Committee to perform the proxy voting coordination functions described in this policy.

"Social Issues" means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

"Investment Committee" means the Investment Committee of Fortress Investment Group LLC or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

"Voting Results" means the specific information described under the caption "Accumulating Voting Results."

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Fortress has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. With respect to Fortress's private equity fund Clients, each vote (including, without limitation, each vote relating to corporate governance matters) will be considered in light of such Clients' possible strategic objective of seeking to influence the management of or control of a company; to the extent that a particular vote has strategic importance in connection with achieving such objective, Fortress will vote the applicable security taking this additional objective into account.

This policy does not prescribe voting requirements or specific voting consideration. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Fortress's personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Fortress may abstain from voting or decline a vote in those cases where, in Fortress's judgments (i) there is no relationship between the issue and the enhancement or preservation of an investment's value or (ii) the achievement of the Client's investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

It is also important to the pursuit of this policy's voting objectives that Fortress be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by Fortress, based upon the information then available, to be inconsistent with the objectives of this policy, as set forth above. Accordingly, Fortress understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Fortress's proxy voting, because Fortress does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Fortress refers discretionary votes to its portfolio managers, Fortress's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Fortress's Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote.

CERTAIN ADVISORY OR OTHER AGREEMENTS BETWEEN FORTRESS AND SPECIFIC CLIENTS SET FORTH PROCEDURES WHICH MUST BE FOLLOWED FOR IDENTIFIED RELATED PARTY OR CONFLICT OF INTEREST TRANSACTIONS. IN THESE CIRCUMSTANCES, VOTES WHICH PRESENT CONFLICTS OF INTEREST TO WHICH SUCH PROCEDURES APPLY WILL BE RESOLVED BY RECOURSE TO THE PROCEDURES MANDATED BY SUCH AGREEMENTS; IN MANY OF THESE CASES, SUCH PROCEDURES MANDATE REFERRING THE MATTER TO THE CLIENT'S ADVISORY BOARD, BOARD OF DIRECTORS OR BOARD OF TRUSTEES, AS THE CASE MAY BE, AND FORTRESS INTENDS TO USE ITS REASONABLE BEST EFFORTS TO ENSURE THAT RECOURSE TO SUCH BODIES IS EFFECTED IN A TIMELY MANNER WHERE FAILURE TO DO SO MIGHT REASONABLY BE EXPECTED TO HAVE AN ADVERSE EFFECT ON THE VALUE OF THE INVESTMENT REPRESENTED BY THE APPLICABLE SECURITY.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Fortress avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following function in effectuating this policy:

     (i) Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

     (ii) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Fortress and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

     (iii) Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

     (iv) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Fortress);

     (v) Accumulating Voting Results as set forth in this policy and transmitting that information to the Compliance Officer in a timely manner; and

     (vi) Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE'S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY FORTRESS. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY FORTRESS.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Fortress may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Fortress to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for a particular Client (i.e., the particular Fortress entity providing investment advisory services to such Client and the senior personnel responsible for such entity's investment decisions) is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The portfolio manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Fortress.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security;

     (iii) The CUSIP number for the portfolio security;

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether a vote was cast on the matter;

     (vii) How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

     (viii) Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30. Fortress may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more other individuals employed by Fortress.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more individuals employed by Fortress. Fortress may engage one or more service providers to facilitate timely communication of proxy votes. Fortress is not responsible for voting proxies that are not forwarded on a timely basis. Fortress does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Fortress is authorized to vote proxies respecting the Client's portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

     (i) Review a sample of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Fortress is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

     (ii) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

     (iii) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

     (iv) Prepare a written report to the Investment Committee respecting the foregoing items.

Disclosure and Comments on Voting

Fortress will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Fortress "Proxy Voting Coordinator". It is the policy of Fortress not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Fortress, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client's investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

     (i)  Copies of this policy as from time to time revised or supplemented;

     (ii) A copy of each proxy statement that Fortress receives regarding Client securities;

     (iii) Voting Results for each Client;

     (iv) A copy of any document created by Fortress that was material to making a decision on how to vote proxies on behalf of a Client;

     (v) A copy of each written Clients request for information on how Fortress voted proxies on behalf of the Client and Fortress's response thereto;

     (vi) Communications to Client respecting Conflicts of Interest; and

     (vii) All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Fortress' fiscal year during which the last entry was made on the record the first two years in an appropriate office of Fortress. The Compliance Officer may use the Securities and Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Fortress promptly upon request.

As adopted, November 12, 2003

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 30a-2(a) under the Act.

(b) Certification pursuant to Rule 30a-2(b) under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortress Registered Investment Trust


By: /s/ Jeffrey Rosenthal
    -----------------------------------
Name: Jeffrey Rosenthal
Title: Chief Financial Officer
Date: March 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Wesley R. Edens
    -----------------------------------
Name: Wesley R. Edens
Title: Chief Executive Officer
Date: March 11, 2005


By: /s/ Jeffrey Rosenthal
    -----------------------------------
Name: Jeffrey Rosenthal
Title: Chief Financial Officer
Date: March 11, 2005